Exhibit 99.1

Movella, a Global Leader in Digitization of Movement, to Become Publicly Traded on Nasdaq via Business Combination with Pathfinder Acquisition Corporation

•	Global leader in the digitization of movement and full-stack provider of sensors, software and analytics that digitizes movement, has achieved a strong presence in existing growth markets of entertainment, health & sports, and automation & mobility
•	Well-positioned to leverage substantial growth opportunities as a provider of critical enabling technology for emerging high growth markets, including the Metaverse, next-generation gaming, and live streaming applications
•	Transaction values Movella at a pro forma enterprise value of approximately $537 million[1]
•	Francisco Partners affiliates providing $75 million of committed financing

PALO ALTO, Calif. and SAN JOSE, Calif.—October 4, 2022— Pathfinder Acquisition Corporation (NASDAQ: PFDR), a publicly traded special purpose acquisition company sponsored by affiliates of HGGC and Industry Ventures (“Pathfinder”), and Movella Inc. (“Movella” or “the Company”), a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement, today announced they have entered into a definitive business combination agreement that, upon closing of the transaction will result in the combined company being publicly listed on the Nasdaq Stock Market. The combined entity, to be known as Movella Holdings, Inc., will have a pro forma enterprise value of approximately $537 million. The capital raised from the transaction will be primarily invested to further scale and grow the business, which will continue to be led by Movella President and CEO Ben Lee when the transaction is completed.

Movella’s advanced inertial sensor technology, together with its software and analytics represent a highly differentiated full-stack solution for the digitization of movement for customers in entertainment, health & sports, and automation & mobility. Longstanding customers include Electronic Arts, NBC Universal, Daimler, and Siemens. The Company’s solutions are also a critical enabler of real-time digitized movement in the emerging high-growth areas of the Metaverse, next-generation gaming, live streaming and other applications.

Movella has historically experienced high gross margins based in part on its robust proprietary intellectual property portfolio (including its patents, trade secrets, and know-how) and superior operating capabilities, and is expected to achieve breakeven on an Adjusted EBITDA basis[2] as early as the third quarter of 2023 and profitability on an Adjusted EBITDA basis2 as early as the fourth quarter of 2023. Movella has been backed since inception by Kleiner Perkins and also counts GIC and Columbia Threadneedle as core investors.

“Combining with Pathfinder and accessing public markets will allow Movella to continue to rapidly scale our platform and further invest in our market-leading movement capture and digitization solutions to better serve our customers,” said Ben Lee. “This agreement is indicative of our Company’s bright future and will unlock new opportunities for the Movella team, whose hard work and dedication has made Movella what it is today.”

“Movella is uniquely positioned to provide critical enabling technology for the Metaverse, next-generation gaming and other high-growth emerging end markets and applications in addition to the substantial growth it’s already achieved in its existing markets,” stated David Chung, CEO of Pathfinder. “We view Movella as an exciting long-term growth story, and believe the company’s proprietary technology, scalable business model, and experienced leadership team position Movella to extend its leadership position and continue to deliver innovations that drive the industry.”

[1] Enterprise Value is calculated as the sum of Movella’s equity value and net debt. The pro forma enterprise value incorporates an assumption that the $75 million in aggregate principal amount incurred through the debt financing facilities with FP remains on the balance sheet in its full amount, and thus includes an approximately $75 million net debt adjustment for such aggregate principal amount remaining outstanding at the closing of the transaction.

[2] Adjusted EBITDA is a non-GAAP financial measure that represents Movella’s net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture.

Transaction Overview

The business combination transaction values Movella at a pro forma enterprise value of $537 million. Existing shareholders of Movella, including Kleiner Perkins, GIC and Columbia Threadneedle, will roll 100% of their ownership into the combined company. Proceeds from the transaction will be used to fund organic and inorganic growth, transaction fees and expenses and general corporate purposes. The business combination, which has been approved by the Boards of Directors of Movella and Pathfinder, is expected to close in the first quarter of 2023, subject to approval by shareholders of Pathfinder and other customary closing conditions. There is no minimum cash condition in this transaction.

The transaction is supported by $75 million of committed financing from affiliates of Francisco Partners (“FP”), a leading technology focused private investment firm with over $45 billion of cumulative committed capital. Under the terms of the investment, up to $75 million of Pathfinder common stock will be purchased by FP prior to closing, which will be executed through a tender offer or direct placement of Pathfinder stock. In exchange for a non-redemption agreement for FP’s purchased stock, Movella will issue to FP at closing a 5-year PIK note. Under the terms of the financing, Movella will have the right to direct the sale of FP’s purchased stock into the public market at any time following the closing of the transaction until the repayment or prepayment of the note, the proceeds of which will provide material credits against the note balance at a repayment or refinancing event.

There are no provisions under which FP will be issued additional shares (whether related to the Company’s stock price performance or otherwise) post-closing.  This flexible financing is designed to not only ensure the Company has substantial cash resources at closing, but also to allow Movella’s current and future shareholders to benefit from the potential ability to reduce the future amounts due under the FP note through share price appreciation.

Advisors

Pathfinder was advised by Kirkland & Ellis LLP, and Movella was advised by Stifel (as exclusive financial advisor) and Pillsbury Winthrop Shaw Pittman LLP in connection with the transaction. Francisco Partners was advised by Latham & Watkins LLP in connection with the transaction.

About Movella

Movella is a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement. Movella serves the entertainment, health & sports, and automation & mobility markets. Our innovations enable our customers to capitalize on the value of movement by transforming data into meaningful and actionable insights. Partnering with leading global brands such as Electronic Arts, EPIC Games, NBC Universal, Netflix, Daimler, Siemens, and over 500 sports organizations, Movella is creating extraordinary outcomes that move humanity forward. To learn more, visit www.movella.com.

About Pathfinder Acquisition Corporation

Pathfinder Acquisition Corporation (NASDAQ: PFDR) is a purpose-built partnership between affiliates of two investment firms, HGGC and Industry Ventures, with a strong record of success as investors in technology and tech-enabled businesses. Pathfinder’s corporate objective is to identify and execute a business combination with a high quality, growth-oriented private company in the tech sector that Pathfinder believes can succeed as a public company and generate attractive returns for shareholders over the long term. Pathfinder has $325 million of cash in trust and 1/5 warrant coverage.

Additional Information and Where to Find It

In connection with the transaction, Pathfinder intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement to be distributed to holders of Pathfinder’s ordinary shares in connection with Pathfinder’s solicitation of proxies for the vote by Pathfinder’s shareholders with respect to the transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Movella’s shareholders in connection with the transaction. After the Registration Statement has been filed and declared effective, Pathfinder will mail a definitive proxy statement to holders of its ordinary shares as of the record date to be established for voting on the transaction. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Pathfinder, Movella, and the transaction. Investors and security holders may obtain free copies of the Registration Statement, preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Pathfinder through the website maintained by the SEC at http://www.sec.gov. The documents filed by Pathfinder with the SEC also may be obtained free of charge at Pathfinder’s website at www.pathfinderacquisition.com or upon written request to Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303.

Participants in Solicitation

Pathfinder and Movella and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of Pathfinder is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of Pathfinder and a description of their direct and indirect interests in Pathfinder, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction between Movella and Pathfinder. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities of Pathfinder or Movella, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward Looking Statements

This press release contains “forward-looking statements” regarding Pathfinder, Movella, and the combined company. Statements in this press release that are not historical in nature may constitute forward-looking statements. In addition, any statements that refer to Pathfinder’s, Movella’s, or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions, performance, projections, forecasts, or estimates, including with respect to financial or other performance or valuation metrics or market size or opportunity, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Pathfinder’s or Movella’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The words “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: Pathfinder’s or Movella’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future; the potential impact of the transaction on Movella and the combined company, including allowing Movella to continue to rapidly scale its platform and further invest in market-leading movement capture and digitization solutions; the ability of Movella’s solutions to enable real-time digitized movement in the emerging high-growth areas of the Metaverse, next-generation gaming, live streaming and other applications; the anticipated use of capital raised from the transaction to further scale and grow the business; the expectation that Movella and the combined company, as applicable, may achieve breakeven on an Adjusted EBITDA basis2 as early as the third quarter of 2023 and profitability on an Adjusted EBITDA basis2 as early as the fourth quarter of 2023; the belief that Movella’s proprietary technology, scalable business model, and experienced leadership team will position Movella to extend its leadership position and continue to deliver innovations that drive the industry; the anticipated or potential features, benefits, and applications for Movella’s products and technology and timing thereof; the market opportunity for Movella’s products and technology; the anticipated timing of the closing of the transaction; and the anticipated gross proceeds the transaction, including the Francisco Partners financing, is expected to deliver to the combined company.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Pathfinder’s or Movella’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Although each of Pathfinder and Movella believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Pathfinder and Movella caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These risks and uncertainties include, but are not limited to, the following: (i) Pathfinder’s and Movella’s ability to complete the transaction, including the Francisco Partners financing, during the anticipated timeframe or at all; (ii) Movella’s success in retaining or recruiting, or changes required in, officers, key employees, or directors following the transaction; (iii) the funds in the trust account being available to Pathfinder or the combined company; (iv) Pathfinder’s or the combined company’s ability to obtain additional financing to complete the transaction; (v) Pathfinder’s public securities’ liquidity and trading and those of the combined company; (vi) the lack of a market for Pathfinder’s or the combined company’s securities; (vii) the use of funds not held in the trust account or available to Pathfinder from interest income on the trust account balance; (viii) the trust account not being subject to claims of third parties; (ix) general economic conditions and Movella’s financial performance; (x) the impact of the COVID-19 pandemic, macroeconomic conditions, and geopolitical crises; (xi) the number of Pathfinder shareholders voting against the business combination proposal; (xii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement; (xiii) the ability to achieve and maintain the listing of the combined company’s shares on a national securities exchange following the business combination; (xiv) changes adversely affecting the businesses in which Movella is engaged; (xv) management of growth; (xvi) Movella’s ability to execute on its business strategy and plans; (xvii) the result of future financing efforts; and (xviii) risks related to regulatory matters, as well as the factors described under the heading “Risk Factors” in Pathfinder’s Annual Report on Form 10-K for the year ended December 31, 2021, Pathfinder’s registration statement on Form S-1 (File No. 333-252498), the registration statement on Form S-4 discussed below, and other documents filed by Pathfinder from time to time with the SEC.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pathfinder nor Movella presently know or that Pathfinder and Movella currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pathfinder’s and Movella’s expectations, plans or forecasts of future events and views as of the date of this press release. Pathfinder and Movella anticipate that subsequent events and developments will cause Pathfinder’s and Movella’s assessments to change. However, while Pathfinder and Movella may elect to update these forward-looking statements at some point in the future, Pathfinder and Movella specifically disclaim any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing Pathfinder’s and Movella’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.